UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

LIZ CLAIBORNE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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LizClaiborne,Inc.ImportantNoticeRegardingtheAvailabilityofProxyMaterialsfortheStockholderMeetingtoBe HeldonThursday,May27,2010(TheProxyStatement,AnnualReportandotherproxymaterialsareavailableat:Ahttp:/ /www.proxyvoting.com/iizJThiscommunicationpresentsonlyanoverviewofthemorecompleteproxymaterialsthata reavailabletoyouontheInternet.Weencourageyoutoaccessandreviewalloftheimportantinformationcontainedin theproxymaterialsbeforevoting.> Ifyouwanttorece/Veapaperore-mai/copyofthesedocuments,\youmustrequestone.Thereisnochargetoyouforreque stingacopy.Pleasemakeyourrequestforacopyasinstructedbelowonor^¦JbeforeMay13,2010tofacilitatetimelyde livery.lizClaibornemcZ’TOREQUESTPAPERCOPIESOFPROXYMATERIALS^ (pleasereferenceyour11-digitconlrolnumberwhenrequestingmaterials)Byoptingouttoreceiveprintedmaterial s,yourpreferencefarfutureproxymailingswilibekeptonourfile.Telephone:1-888-313-0164(outsideoftheUSand Canadacall20I-680-6688}Email:shrrelations@bnvmellon.com(youmustreferenceyour11-digitcontrolnumberiny ouremail)\y\Wemet:https//vm«w.proxyvoting.com/fsz/TOVOTEYOURSHARESSEEINSTRUCTIONSONREVERSESIDE\\This isnotaproxycard.Youcannotusethisnoticetovoteyourshares.JDearLizClaiborne,Inc.Stockholder:The2010Annu alMeetingofStockholdersofLizClaiborne,Inc.(the“Company”)willbeheldat1440Broadway,NewYork,NewYork,onT hursday,May27,2010at10:00a.m.localtime.Fordirectionspleasecall212-826-5777.Proposalstobeconsideredat theAnnua!Meeting:{1)toelectfourDirectors;tovoteonacharteramendmenttodeclassifytheBoardofDirectors;to voteonacharterandBy-lawamendmenttopermitstockholderstocallaspecialmeeting;tovoteonLizClaiborne,Inc.2 010Section162(m)Long-TermPerformancePlan;toratifytheappointmentofDeloitte&ToucheLLPastheCompany’sind ependentregisteredpublicaccountingfirmfor2010fiscalyear;andtoconsiderandactuponanyotherbusinessthatm ayproperlycomebeforethemeetingoranyadjournment(s}thereof.Managementrecommendsavote“FOR“Items 1,2,3,4and5. TheBoardofDirectorshasfixedthecloseofbusinessonMarch24,2010astherecorddate(the“RecordDate”)forthedet erminationofstockholdersentitledtoreceivenoticeofandtovoteattheAnnualMeetingoranyadjournment®thereof .-CONTROLnumber¦YOUMUSTREFERENCEYOUR11-DIGITCONTROLNUMBERWHEnN1 YOUREQUESTAPAPERCOPYOFTHEPROXYMATERIALSORTO^.VOTEYOURPROXYELECTRONICALLY.VJ^72281

StockholdersofrecordasoftherecordDateareencouragedandcordiallyinvitedtoattendtheAnnualMeeting.Meetin gLocation:1440BroadwayNewYork,NewYork10018ThefollowingProxyMaterialsareavailableforyoutoreviewonline :theCompany’s2010ProxyStatement(includingallattachmentsthereto);theCompany’sAnnualReportfortheyearen dedJanuary2,2010(whichisnotdeemedtobepartoftheofficialproxysolicitingmaterials);andanyamendmentstoth eforegoingmaterialsthatarerequiredtobefurnishedtostockholders.ToreguestapapercopyoftheProxyMaterials :(youmustreferenceyour11-digitcontrolnumberlocatedonthereversesideofthisform)Telephone: 1-888-313-0164 {outsideoftheU.SandCanadacall201-680-6688)Email:shrrelations@bnymellon.com(youmustreferenceyour11-di gitcontrolnumberinyouremail)Internet:http://www.proxyvoting.com/lizTheProxyMaterialsforLizClaiborne, Inc.areavailabletoreviewat:http://www.proxyvoting.com/lizHavethisnoticeavailablewhenyourequestaPAPER copyoftheProxyMaterials,whenyouwanttoviewyourproxymaterialsonline,ORWHENYOUWANTTOVOTEYOURPROXYELECTR ONICALLY.fHOWTOVOTEBYINTERNET^Weencourageyoutoreviewtheproxymaterialsonlinebeforevoting.UsetheIntern ettovoteyourshares.Onthelandingpageoftheabovewebsiteintheboxlabeled“ToVoteYourSharesbyInternet“click on“VoteNow“toaccesstheelectronicproxycardandvoteyourshares.Have’thisletterinhandwhenyouaccessthewebs ite.Youwillneedtoreferencethe11-digitcontrolnumberlocatedonthereverseside.J72281